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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

             CURRENT REPORT FILED PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED):

                                  JULY 26, 2001


                                 ANTIGENICS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                      000-29089               06-1562417

(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

                          630 FIFTH STREET, SUITE 2100
                            NEW YORK, NEW YORK 10111

                              (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICES
                                  AND ZIP CODE)

                                 (212) 332-4774

                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)



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ITEM 5. OTHER EVENTS.

         A copy of the Registrant's press release issued July 26, 2001 is filed herewith as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits:

99.1                       Press release, dated July 26, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ANTIGENICS INC.

Date: July 26, 2001

                                            By:  /s/ Garo H. Armen, Ph.D.
                                                --------------------------------
                                                Garo H. Armen, Ph.D.
                                                President and Chief
                                                Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION
-----------          -----------
99.1                 Press release, dated July 26, 2001.